EXHIBIT 32.2

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Village Farms International, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Hamid Shekarchi, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 9, 2026	/s/ Hamid Shekarchi
	Name:	Hamid Shekarchi
	Title:	Interim Chief Financial Officer
(Principal Financial Officer)